EXHIBIT 99.1 INVESTOR PRESENTATION MAY 2018

Forward-Looking Statements Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2018 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. © 2018 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Tax Act items, (iv) the Gain on Sale of Securities and (v) the Message Automation Limited ("MAL") investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal and state deferred tax liabilities attributable to the Tax Cuts and Jobs Act (the "Tax Act"). The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company's retirement plan obligations. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017. The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Tax Act items, the Gain on Sale of Securities and the MAL investment gain from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. © 2018 | 3

Broadridge is Ready For Next Market dynamics driving strong growth for Broadridge’s technology-driven solutions Proven strategy and experienced management team to drive sustainable growth Uniquely positioned to deliver network value and capture additional, large market opportunities Successful track record balancing top quartile total shareholder return with continued reinvestment © 2018 | 4

The industry’s leading choice GOVERNANCE CAPITAL MARKETS WEALTH MANAGEMENT • Process 80% of outstanding • Clear and settle over $5T • Support 50M+ accounts shares in the United States, per day through our technology 50%+ for rest of world platform • Serve 18 of 23 US primary • Distribute 90%+ of broker dealers for fixed income • 25%+ of US Financial regulatory communications Advisors utilize Broadridge’s to 140M individual accounts • Process Equities for 7 of front office solutions the top 10 global • Serve most brokers, funds, investment banks • Provide data aggregation and public companies in service for 228K+ agents North America • Support clearance and and advisors settlement in over 80 • Reach 80% of North countries • Maintain 100K retirement American households plans through Broadridge’s mutual fund settlements • No “snake pit” platform GROWING FRANCHISE GROWING FRANCHISE FRANCHISE OPPORTUNITY © 2018 | 5

Broadridge platform-based business model creates unique value Deep financial services knowledge • Domain expertise • Trusted Multi-client Network managed value • Unique Capability • Scale leadership services • Data & Analytics • Significant IP approach © 2018 | 6

Broadridge’s directly addressable market is $25-40B Large Growth Opportunity Key Market Trends CAPITAL GOVERNANCE & MARKETS COMMUNICATIONS MUTUALIZATION $10-15B $9-13B DIGITIZATION $6-12B DATA & ANALYTICS WEALTH MANAGEMENT 100% = $25-40B © 2018 | 7

Broadridge is focused on three key opportunities, two of which are already strong franchises EXTEND DRIVE BUILD GOVERNANCE CAPITAL MARKETS WEALTH MANAGEMENT Address critical industry needs by utilizing our unique network and industry-leading platform capabilities Well-positioned to drive International growth and extend our key franchises by becoming the preferred global provider © 2018 | 8

Extend Governance 5,000+ 150,000+ CORPORATE ISSUERS INSTITUTIONAL SHAREHOLDERS Key Opportunities • Transform regulatory communications • Develop omni-channel communications 24,000+ 140M+ • Expand issuer services MUTUAL FUNDS RETAIL SHAREHOLDER and continue to bring 1,100+ ACCOUNTS transparency to BANKS and BROKER-DEALERS governance Fee Revenue = $1.7B © 2018 | 9

Broadridge has a strong track record of digital transformation SUCCESSFULLY FIRST USE TODAY DIGITIZED Investor Mailbox Proxy & Other E-Delivery Enhanced Broker Internet Platform Mobile Proxy Voting 1 Suppression Regulatory Data & Analytics Summary Prospectus 64% Algorithms Customer E-Delivery Presentment & Payment Notifications Cloud Delivery Communications2 30% Collectively saving our clients $15+ billion over the past decade and generating a $200+ million recurring revenue stream tied to digitizing communications 1 Proxy, Interims and Post Sale Prospectus 2 Bills, statements, trade confirms, tax documents and more © 2018 | 10

Drive Capital Markets Asset Class and Function Coverage Equities Fixed Trade & Foreign Exchange Exchange Income Position & Money Traded Financing Markets Derivatives Drive global technology platform SOLUTION COMPONENTS Managed Services Options Extend with additional Unified Portal solutions Core Components Connectivity Reference Netting & Clearance & Books & Funding/ Asset Reconciliation Regulatory Operational Create network value Data Allocation Settlement Records Collateral/ Servicing Risk Fees Global Position Manager Global P&L Global Sub-Ledger Data Fabric Fee Revenue = $0.5B © 2018 | 11

Build Wealth Management • Educational content • Enriched, digital communications • Clearance & settlement • Trading and account • Client and regulatory servicing • Wealth management reporting Drive winning targeted tools • Business process solutions • Targeted marketing automation & workflows • Wealth mobile portal Deliver front-to-back global institutional platform of the future Wrap in next-generation digital and data processing capabilities Advisors Investors Drive best-of-suite solutions for investment managers ICS GTO Fee Revenue = $0.4B © 2018 | 12

Broadridge business model is strong • Large, recurring revenue base with good visibility Sustainable Growth • Organic strength driven by large addressable market opportunity Steady Margin • Continued scale and operational leverage Expansion • Focus on operational efficiencies • 100+% free cash flow conversion Strong Free Cash Flow • Largely predictable model Balanced Capital • Target ~45% dividend payout ratio1 Allocation • Balance of targeted M&A and share repurchase 1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval © 2018 | 13

High quality revenue stream Recurring Fee (59%) Event-Driven Fee (5%) 14% 6 yrs ~$200M CAGR (FY14-17) Average Contract Annual Average Length $0.2B (FY15-FY17) $2.5B 5% 98% $1.6B Organic CAGR Revenue (FY14-17) Retention Rate Distribution (38%) <10% Gross Margin $4.1B Total FY17 Revenues Note: Revenue components and percentages based on FY17 results unless shown as a multi-year average or on a CAGR basis. Recurring Fee, Event-Driven Fee and Distribution exclude the impact of FX and Other. © 2018 | 14

New sales drive organic recurring revenue growth FY17- FY20 FY14- FY17 (CAGR) Objective (CAGR) 4% 4% 3% 4% Net New Business 5-6% FY15 FY16 FY17 2% 1% 1% Internal Growth 2% 0-1% FY15 FY16 FY17 6% 6% 4% Total Organic Growth 5% 5-7% FY15 FY16 FY17 24% Acquisitions 2% 3% 10% ~2% FY15 FY16 FY17 Total Recurring Revenue 7-9% Note: Totals may not sum due to rounding © 2018 | 15

Two strong and growing segments INVESTOR COMMUNICATION SOLUTIONS GLOBAL TECHNOLOGY & OPERATIONS $3.4B Total Revenue $0.8B Total Revenue Recurring Fee Revenue $1.6B $1.6B Event-Driven $0.8B Revenue Distribution $0.2B Recurring Fee Revenue Revenue 6% 12.3% 6% 21.1% Organic Growth Margin Organic Growth Margin KEY BUSINESSES KEY BUSINESSES Governance Capital Markets Infrastructure Customer Communications Wealth Management Data Driven Solutions Investment Management Note: Revenue figures and percentages based on FY17 segment results. Margin shown is Earnings before Income Taxes margin by reportable segment. © 2018 | 16

Capital allocation priorities • Target ~45% payout ratio1 Strong Returned to shareholders • Top quartile payout ratio compared to Dividend during FY15 – FY17 S&P 500 and leads peer group $0.4B • Compelling returns Disciplined Invested in M&A • Accretive to EPS within first 12-18 months M&A $0.8B during FY15 – FY17 • Focus on tuck-in acquisitions Share • Commitment to return capital Returned to shareholders Repurchase • Steady buyer of our shares $0.6B during FY15 – FY172 • Ample liquidity Capital • Investment grade credit profile Revolving credit facility Structure $1.0B • Weighted average cost of debt 3.4% 1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval 2 Share repurchase figure shown as net of proceeds from exercise of stock options © 2018 | 17

Achieved multi-year objectives and demonstrated strong growth performance 2014 Investor Day FY14 - FY17 Compound annual growth rates (CAGRs), except margin Excluding NACC 3-Year Objectives Actuals Recurring Fee Revenue 7% - 10% 14% 7 % Total Revenue 5% - 7% 17% 6% 1 Adjusted Op Income Margin % 18.6% - 19.5% 15.0% 18.9% Adjusted Net Earnings 9% - 11% 11% 9% Adjusted EPS - 12% 10% 1 2014 Investor Day Objective was to expand FY14 EBIT margins by 130-220bps from 16.4% over the three year period. In Q1 of FY16 we began reporting Adjusted Operating Income. The comparable Adjusted Operating Income margin % in FY14 was 17.3% and the comparable 2014 Investor Day Objective was 18.6% - 19.5%. Adjusted Operating Income Margin is an ending objective for FY17. Note: Adjusted measures are Non-GAAP measures. See Appendix for reconciliation of Non-GAAP to GAAP figures. “NACC” is the FY17 acquisition of North American Customer Communications © 2018 | 18

CEO scorecard EXISTING BUSINESSES SALES PIPELINE NEW OPPORTUNITIES Strength of our Governance Market demand, pipeline Positioned to go after real and Capital Markets and quality of client opportunities based on franchises with growing dialogues are strong and existing capabilities, breadth of products built or growing supported by investments acquired we have already made “Broadridge has never been better positioned for future growth” © 2018 | 19

FY17 - FY20 three year growth objectives Winning formula for top quartile TSR Recurring Fee Revenue Growth 7-9% Total Revenue Growth 5-7% Adjusted Op Income Margin Expansion ~50bps/yr Adjusted EPS Growth 14-18% Note: Compound annual growth rates (CAGRs), except margin. Three year Adjusted EPS Growth objective includes benefit from change in U.S. tax law © 2018 | 20

Appendix: Broadridge Third Quarter Fiscal Year 2018 Highlights as of 5/8/2018 Earnings Call © 2018 | 21

Third Quarter 2018 Revenue Growth Drivers ▪ Third Quarter 2018 Total revenues grew 6% to $1.1 billion +1% 0% +6% +1% +5% $1,072 M $1,009M ▪ Third Quarter 2018 Recurring fee revenues grew 8% to $639 million Organic Growth: 7% +1% +8% +6% +4% -3% $639 M $592M Note: Amounts may not sum due to rounding © 201© 20188 || 22

Third Quarter 2018 GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS +13% +45% +43% +19% © 2018 | 23

Segment Results ($ in millions) Investor Communication Solutions ("ICS") 3Q 9 Month YTD 2017 2018 Change 2017 2018 Change Recurring fee revenues $ 383 $ 403 5% $ 1,036 $ 1,071 3% Event-driven fee revenues 61 67 9% 128 223 74% Distribution revenues 376 385 2% 1,078 1,090 1% Total revenues $ 820 $ 855 4% $ 2,243 $ 2,384 6% Earnings before income taxes $75 $93 23% $131 $211 62% Pre-tax margins 9.2% 10.9% 5.8% 8.9 % Global Technology and Operations ("GTO") 3Q 9 Month YTD 2017 2018 Change 2017 2018 Change Total revenues $209 $235 13% $609 $678 11% Earnings before income taxes $43 $57 34% $123 $153 24% Pre-tax margins 20.5% 24.4% 20.3% 22.5 % Note: Amounts may not sum due to rounding © 2018 | 24

Fiscal Year 2018 Guidance3 Prior1 Current Recurring fee revenue growth 4 - 6% 4 - 6% Total revenue growth 2 - 4% 2 - 4% Operating income margin - GAAP ~14% ~14% Adjusted Operating income margin - Non-GAAP ~16% ~16% Diluted earnings per share growth2 22 - 26% 28 - 33% Adjusted earnings per share growth2 - Non-GAAP 27 - 31% 31 - 35% Free cash flow2 - Non-GAAP $500 - $550M $500 - $550M Closed sales $170 - $210M $170 - $210M (1) Prior guidance as of February 8, 2018. (2) Current EPS Guidance and Free cash flow Guidance includes projected $35 million, or $0.27 per share, from excess tax benefits from stock-based compensation. (3) Current fiscal year 2018 guidance as of 5/8/2018 Third quarter Earnings Call. © 2018 | 25

Supplemental Reporting Detail © 2018 | 26

Tax Act Impact to Broadridge 2017 2018 2019 FY 3Q YTD 3Q FY FY $ in millions Outlook Indicative Effective Tax Rate (GAAP) 33.1% 12.9% 27.0% ~25% Effective Tax Rate (GAAP) 33.1% 12.9% 27.0% ~25% Net Tax Charges1 - - ($16) ($16) Tax Rate Excluding Non-Recurring Gains & Charges2 33.7% 12.9% 21.7% ~22% ~20% Effective Tax Rate (GAAP) 33.1% 12.9% 27.0% ~25% Net Tax Charges1 - - ($16) ($16) Excess Tax Benefits from stock-based compensation - $16 $19 ~$35 Tax Rate Excluding ETB and Non-Recurring Gains & Charges2 33.7% 25.4% 27.9% ~29% ~24% (1) Net charges of $16 million in FY2018 related to the change in U.S. tax law (2) FY17 GAAP Tax rate was impacted by the recognition of the non-cash, nontaxable $9.3 million investment gain. Excluding that gain the tax rate was 33.7%. © 2018 |27

GAAP Reconciliations © 2018 |

Reconciliation of GAAP to Non-GAAP Measures (Unaudited - Note: Amounts may not sum due to rounding) $ in millions, except per share amounts Three Months Ended March 31, Nine Months Ended March 31, 2018 2017 2018 2017 Operating income (GAAP) $ 130.0 $ 109.7 $ 329.5 $ 234.6 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 20.2 19.7 59.4 52.8 Acquisition and Integration Costs 1.3 4.2 6.0 12.0 Adjusted Operating income (Non-GAAP) $ 151.5 $ 133.6 $ 394.9 $ 299.4 Operating income margin (GAAP) 12.1% 10.9% 10.9% 8.4 % Adjusted Operating income margin (Non-GAAP) 14.1% 13.2% 13.1% 10.7 % Three Months Ended March 31, Nine Months Ended March 31, 2018 2017 2018 2017 Net earnings (GAAP) $ 109.1 $ 75.9 $ 221.1 $ 139.7 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 20.2 19.7 59.4 52.8 Acquisition and Integration Costs 1.3 4.2 6.0 12.0 Gain on Sale of Securities (5.5) — (5.5) — Taxable adjustments 16.1 23.9 59.9 64.8 Tax Act items — — 16.1 — MAL investment gain — (9.3) — (9.3) Tax impact of adjustments (a) (3.7) (7.2) (16.7) (21.3) Adjusted Net earnings (Non-GAAP) $ 121.4 $ 83.3 $ 280.4 $ 174.0 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $16.1 million charges associated with the Tax Act, as well as $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. © 2018 | 29

Reconciliation of GAAP to Non-GAAP Measures (Unaudited - Note: Amounts may not sum due to rounding) Three Months Ended March 31, Nine Months Ended March 31, 2018 2017 2018 2017 Diluted earnings per share (GAAP) $ 0.90 $ 0.63 $ 1.84 $ 1.15 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.17 0.16 0.49 0.44 Acquisition and Integration Costs 0.01 0.03 0.05 0.10 Gain on Sale of Securities (0.05) — (0.05) — Taxable adjustments 0.13 0.20 0.50 0.53 Tax Act items — — 0.13 — MAL investment gain — (0.08) — (0.08) Tax impact of adjustments (a) (0.03) (0.06) (0.14) (0.18) Adjusted earnings per share (Non-GAAP) $ 1.00 $ 0.69 $ 2.33 $ 1.43 Nine Months Ended March 31, 2018 2017 Net cash flows provided by operating activities (GAAP) $ 274.8 $ 162.1 Capital expenditures and Software purchases and capitalized internal use software (70.6) (69.4) Free cash flow (Non-GAAP) $ 204.2 $ 92.6 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $16.1 million charges associated with the Tax Act, as well as $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. © 2018 | 30

Reconciliation of GAAP to Non-GAAP Measures (Unaudited - dollars in millions, except per share amounts) Fiscal Years Ended June 30, 2017 2016 2015 2014 Operating income (GAAP) $ 531.6 $ 500.3 $ 466.9 $ 418.2 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 19.1 5.0 5.0 2.1 Adjusted Operating income (Non-GAAP) $ 623.3 $ 537.1 $ 497.2 $ 442.9 Operating income margin (GAAP) 12.8% 17.3% 17.3% 16.3% Adjusted Operating income margin (Non-GAAP) 15.0% 18.5% 18.5% 17.3% Fiscal Years Ended June 30, 2017 2016 2015 2014 Net earnings (GAAP) $ 326.8 $ 307.5 $ 287.1 $ 263.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 19.1 5.0 5.0 2.1 MAL investment gain (9.3) — — — Tax impact of adjustments (30.9) (12.7) (10.5) (8.7) Adjusted Net earnings (Non-GAAP) $ 378.3 $ 331.7 $ 306.9 $ 279.0 Fiscal Years Ended June 30, 2017 2016 2015 2014 Diluted earnings per share (GAAP) $ 2.70 $ 2.53 $ 2.32 $ 2.12 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.60 0.26 0.20 0.18 Acquisition and Integration Costs 0.16 0.04 0.04 0.02 MAL investment gain (0.08) — — — Tax impact of adjustments (0.26) (0.10) (0.08) (0.07) Adjusted earnings per share (Non-GAAP) $ 3.13 $ 2.73 $ 2.47 $ 2.25 Fiscal Years Ended June 30, 2017 2016 2015 2014 Net cash flows provided by operating activities (GAAP) $ 515.9 $ 437.7 $ 431.4 $ 387.7 Capital expenditures and Software purchases and capitalized internal use software (113.7) (75.5) (66.0) (53.4) Free cash flow (Non-GAAP) $ 402.2 $ 362.2 $ 365.4 $ 334.3 Note: Amounts may not sum due to rounding. © 2018 | 31

Reconciliation of GAAP to Non-GAAP Measures - FY18 Guidance (Unaudited) Adjusted Earnings Per Share Growth Rate (1) (2) Diluted earnings per share (GAAP) 28% - 33% Adjusted earnings per share (Non-GAAP) 31% - 35% Adjusted Operating Income Margin (3) Operating income margin % (GAAP) ~14% Adjusted Operating income margin % (Non-GAAP) ~16% Free Cash Flow (2) Net cash flows provided by operating activities (GAAP) $610 - $680 million Capital expenditures and Software purchases and capitalized internal use software (110) - (130) million Free cash flow (Non-GAAP) $500 - $550 million (1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, the Gain on Sale of Securities, and Tax Act items and is calculated using diluted shares outstanding. Fiscal year 2018 Non- GAAP Adjusted EPS guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and the Gain on Sale of Securities, net of taxes, and Tax Act items, of approximately $0.64 per share. (2) Current EPS Guidance and Free cash flow Guidance includes projected $35 million, or $0.27 per share, from excess tax benefits from stock-based compensation. (3) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2018 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $90 million. © 2018 | 32